Exhibit 99.1

FRANCESCA DI PASQUANTONIO JOINS ERMENEGILDO ZEGNA GROUP AS INVESTOR RELATIONS DIRECTOR

Milan, July 29, 2021 – Following the announcement of its plans to list its shares on the New York Stock Exchange later this year through the merger with a special purpose acquistion company sponsored by Investindustrial and listed on the NYSE, Ermenegildo Zegna Group announces the appointment of Francesca Di Pasquantonio as Investor Relations Director.

Francesca Di Pasquantonio is a well-known professional in the international financial community, with a remarkable career in equity research beginning in the early ‘90s at Merril Lynch International LTD, London and continuing at ING Barings, Milan and London in Corporate Finance, at BT Alex Brown in Milan and later at Unicredit Banca Mobiliare, Milan. Following this extensive experience she was appointed Managing Director and Head of Global Luxury Goods Equity Research at Deutsche Bank, in Milan, Mumbai and London, where she currently lives and works co-ordinating the global Luxury Goods Equity research coverage for the Bank. She will join Ermenegildo Zegna Group on September 1, 2021.

Contacts

Ermenegildo Zegna Group

Domenico Galluccio

+39 335 5387288

domenico.galluccio@zegna.com

IR@zegna.com

About Ermenegildo Zegna Group

Rooted in the future, the Ermenegildo Zegna Group is a leading global luxury group, internationally recognised for the excellent quality and designs of its brands Zegna and Thom Browne and the noble fabrics and fibres by means of the in-house entirely Made in Italy Luxury Textile and Manufacturing Laboratory Platform. Founded as a fabric maker in 1910 by Ermenegildo Zegna in Trivero, Italy, the Group continues to be led by the third and fourth generations of the Zegna family, driven by the founder’s pioneering commitment to sustainability, responsibility towards the environment, the communities and the territory which finds its living path in Oasi Zegna, a 100 square kilometer natural park surrounding Lanificio Zegna. A vertically integrated supply chain, encompassing sheep farms, textile mills and factories, is at the heart of the Group’s dedication to quality, craftsmanship, and innovation. Engineer of the world’s finest wool fabrics and partner of choice for hi-end international luxury brands, through the owned textile platform, Ermenegildo Zegna Group includes historic Italian companies that are among the highest quality suppliers in the luxury industry. Managed by Gildo Zegna as CEO, Zegna Group designs, creates and distributes luxury menswear and accessories under Zegna brand and womenswear, menswear and accessories under Thom Browne brand to over 500 stores, of which 296 DOS, in 80 countries around the world, remaining committed to leveraging its rich heritage to build a better present and future.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Zegna and IIAC. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although each of Zegna and IIAC believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Zegna and IIACcaution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by Zegna with the SEC and other documents filed by Zegna and IIAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Zegna’s and IIAC’s control and are difficult to predict. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Zegna nor IIAC can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the risk that the transaction may not be completed in a timely manner or at all, the ability to complete the business combination due to the failure to obtain approval from IIAC’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement or the termination of any PIPE investor’s subscription agreement, the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination, the ability to recognize the anticipated benefits of the business combination, including as a result of a delay in consummating the transaction, the amount of redemption requests made by IIAC’s public shareholders, costs related to the transaction, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, general economic, political and business conditions, applicable taxes, inflation, interest rates and the regulatory environment, the risk that Zegna may not be able to maintain the recognition, integrity or reputation of its brands or is unable to anticipate trends and identify and respond to new and changing consumer preferences, Zegna’s failure to implement its strategy, any disruption in Zegna’s manufacturing and logistics facilities, fluctuations in the price or quality of, or disruptions in the availability of, raw materials used in Zegna’s products, Zegna’s inability to negotiate, maintain or renew its license agreements and strategic alliances, the outcome of any potential litigation, government or regulatory proceedings, changes in macro-economic conditions and tourist traffic and demand, Zegna’s ability to retain certain key personnel and craftsmen, any disruption in Zegna’s information technology, including as a result of cybercrimes, Zegna’s competitive position, risks related to Zegna’s management team’s limited experience in managing a public company, Zegna’s intellectual property position, including its ability to protect and maintain its intellectual property rights, fluctuations in foreign currency exchange rates that could result in currency transaction losses that negatively impact Zegna’s financial results and the anticipated transaction proceed uses and sources, the ability of the combined company to grow and manage growth profitably and retain its key employees, the inability to obtain or maintain the listing of the combined company’s securities on the New York Stock Exchange following the business combination, the impact of the global COVID-19 pandemic on any of the foregoing, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by Zegna with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of IIAC and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Zegna, IIAC, their respective directors, officers or employees or any other person that Zegna and IIAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Zegna and IIAC as of the date of this communication. Subsequent events and developments may cause that view to change. However, while Zegna and IIAC may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Zegna or IIAC as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Zegna expects to file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to the Company’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of IIAC to vote on the proposed transaction. Shareholders of IIAC and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Zegna, IIAC and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of IIAC as of a record date to be established for voting on the proposed transaction. Once available, shareholders of IIAC will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Investindustrial Acquisition Corp., Suite 1, 3rd Floor, 11-12 St James’s Square London, United Kingdom SW1Y 4LB. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, and other documents filed with the SEC can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Zegna and IIAC and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of IIAC and their ownership is set forth in IIAC’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings on Form 10-Q and Form 4. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the IIAC shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Investindustrial Acquisition Corp., Suite 1, 3rd Floor, 11-12 St James’s Square London, United Kingdom SW1Y 4LB.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Zegna or IIAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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